Property and Equipment	12 Months Ended
Dec. 31, 2021
Property and Equipment
Property and Equipment

Note 6. Property and Equipment

Property and equipment as of December 31, 2021 and 2020 were comprised of the following (in thousands):

	December 31,
	2021	2020
Processing and research equipment	$3,853	$3,585
Leasehold improvements	606	589
Office equipment and furniture	187	151
Computer hardware and software	994	1,197
	5,640	5,522
Less: accumulated depreciation and amortization	(4,440)	(4,360)
Property and equipment, net	$1,200	$1,162

Depreciation and amortization expense on property and equipment totaled approximately $0.3 million and $0.5 million for the years ended December 31, 2021 and 2020, respectively, of which approximately $0.1 million and $0.3 million, respectively, are included within cost of goods sold in the accompanying Consolidated Statements of Operations.